                           TRAVELERS SERIES FUND INC.
                                on behalf of the
                       Putnam Diversified Income Portfolio

                         Supplement dated March 25, 2003
                      to Prospectus dated February 28, 2003

The Board of Directors of the Travelers Series Fund Inc. (the "Fund") approved a new Sub-Advisory Agreement (the "Sub-Advisory Agreement"), subject to shareholder approval, among the Fund on behalf of the Putnam Diversified Income Portfolio (the "Portfolio"), Travelers Investment Adviser Inc. and Pioneer Investment Management USA Inc ("Pioneer"). The Board also approved the termination of the current Sub-Advisory Agreement with Putnam Investment Management, LLC ("Putnam"), effective upon shareholder approval of the new Sub-Advisory Agreement. The terms of the new Sub-Advisory Agreement, including the sub-advisory fee, are the same in all material respects as those of the current sub-advisory agreement. The name of the Portfolio will be changed to reflect the approval of Pioneer when the new Sub-Advisory Agreement is effective.

Proxy materials describing the Sub-Advisory Agreement will be mailed to shareholders of the Portfolio in anticipation of a special meeting to be held at a later date. Also approved by the Board, subject to a favorable vote of the Portfolio's shareholders, is a change of the investment objective of the Portfolio to a "high level of current income." If the Sub-Advisory Agreement is approved by shareholders, the Portfolio will also adopt an investment strategy of seeking to invest, under normal market conditions, at least 80% of its total assets in debt securities. A team of fixed income portfolio managers at Pioneer will assume responsibility for the day-to-day investment decisions of the Portfolio under the new Sub-Advisory Agreement.